UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

ASPIRE BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23150 Fashion Drive, Suite 230 Estero, Florida	33928
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 987-3002

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 4, 2025, at the Special Meeting of Stockholders (the “Meeting”) of Aspire Biopharma Holdings, Inc. (the “Company”), stockholders voted on the matters described below.

1.	The Company’s stockholders approved, the grant of discretionary authority to the Company’s board of directors (“the Board”) to (i) amend the Company’s certificate of incorporation, as amended, (the “Certificate of Incorporation”) to effect a reverse stock split of all outstanding shares of Common Stock, by a ratio in the range of one-for-five (1-for-5) to one-for-forty (1-for-40), to be determined in the Board’s sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”). The number of shares that voted for, against, and withheld from voting for this Reverse Stock Split Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstain

24,965,481	5,988,513	29,704

2.	The Company’s stockholders approved, for purposes of Marketplace Rule (collectively, the “Nasdaq Rules”) 5635(d) of the Nasdaq Stock Market LLC (“Nasdaq”), (i) the issuance of more than 19.99% of our outstanding shares of Common Stock, issuable upon exercise of certain Convertible Promissory Notes (the Notes) issued pursuant to certain securities purchase agreements by and between the Company and certain purchasers, entered into as of August 19, 2025 and (ii) the floor price (the “Floor Price”) at which the Notes may be converted, equal to 20% of the average closing price of our Common Stock for the five days prior to the Closing Date. (the “Notes Proposal”). The number of shares that voted for, against, and withheld from voting for this Share Issuance Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

19,852,827	3,747,867	8,577	7,374,427

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

Dated: November 5, 2025	By:	/s/ Kraig Higginson
Kraig Higginson
Chief Executive Officer